MONEY MARKET

                        ADVANTUS MONEY MARKET FUND, INC.

             ANNUAL REPORT TO SHAREHOLDERS DATED SEPTEMBER 30, 2001

                                          [ADVANTUS(TM) CAPITAL MANAGEMENT LOGO]

[GRAPHIC]

MONEY MARKET

ADVANTUS MONEY MARKET FUND

TABLE OF CONTENTS

PERFORMANCE UPDATE                                2

INVESTMENTS IN SECURITIES                         5

STATEMENT OF ASSETS AND LIABILITIES               8

STATEMENT OF OPERATIONS                           9

STATEMENTS OF CHANGES IN NET ASSETS              10

NOTES TO FINANCIAL STATEMENTS                    11

INDEPENDENT AUDITORS' REPORT                     14

FEDERAL INCOME TAX INFORMATION                   15

SHAREHOLDER SERVICES                             16

LETTER FROM THE PRESIDENT

                                                  [PHOTO OF WILLIAM N. WESTHOFF]

Dear Shareholders:

Before September 11 - our country's economy was slowing at a fairly rapid rate. To combat recession, the Federal Reserve lowered the Fed Funds rate seven times totaling 300 basis points (3.0 percent) since the beginning of the year. We were seeing some positive economic indicators, including signs that businesses were selling down their inventories and consumers were continuing to spend. All in all, the American economy may have been poised for recovery. That all changed on September 11.

The devastating terrorist attacks on America had a profound effect on our government, financial markets, business, and society. As horrific and unprecedented as the events of September 11 were, the aftermath speaks volumes for the strength and tenacity of the American people and our capital markets.

The U.S. stock market reopened on Monday, September 17, after being closed only four business days. As expected, the stock market reopened weak and remained so for a period. More than one month after the September 11 attack, the stock market, albeit volatile, has gradually been gaining back some of its ground.

In times of uncertainty, investors often make a flight to quality. This period is no different. The yields on short-term Treasury securities are the lowest they have been in 50 years. More than 18 months before the disaster of September 11, as the equity market disappointed, many investors had sought safety in the fixed income markets. Many investors seeking quality and liquidity looked to the short maturities of the yield curve and to investment-grade bonds to find it. The long-maturities of the yield curve, have remained relatively unchanged.

The Federal Reserve has been very responsive before and after the disaster. It has lowered the Fed Funds rate ten times this year (totaling 450 basis points, or 4.5 percent) and will continue to release liquidity into the banking system, as needed. The latest cut to the fed funds rate was 50 basis points (.50 percent) on November 6, putting the fed funds rate at 2.0 percent. The easings are intended to stoke the embers of our sluggish economy. As always, we are watchful of economic indicators, and in the current environment, housing starts and new auto sales will be especially telling about the direction of the economy.

I have said it before, but it bears repeating: our capital markets are the most highly developed in the world. Our economy, although weakened, is extremely resilient. Advantus believes that full economic and market recovery is imminent, but due to the tragic events of September 11, the timetable has been pushed back by several calendar quarters. As an investor, I urge you to stay on a disciplined path and not be unduely influenced by market volatility and short-term events. A long-term perspective will serve you best in any economic and market environment.

Sincerely,

/s/ William N. Westhoff
William N. Westhoff, President
Advantus Funds

PERFORMANCE UPDATE

[PHOTO OF STEVE NELSON]

STEVE NELSON, CFA PORTFOLIO MANAGER

The Advantus Money Market Fund is a mutual fund designed for investors seeking a high level of current income consistent with preservation of capital and maintenance of liquidity. The Fund seeks to achieve its objective by concentrating investments in short-term money market instruments including U.S. Treasury Bills, high grade commercial paper and bank certificates of deposit.

  - Seeks to maintain stable net asset value.
  - Free checkwriting and telephone redemption.
  - Dividends declared daily and paid monthly.

Investment in the Advantus Money Market Fund is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

PERFORMANCE
For the year ended September 30, 2001, the Advantus Money Market Fund earned a total return of 4.56 percent.* This compares to the three-month U.S. Treasury Bill, which earned 5.49 percent for the same period. The seven-day compound yield of the Fund was 2.37 percent* at September 30, 2001.

PERFORMANCE ANALYSIS
To coin a phrase, what a difference a year makes. At this time last year we were discussing how the Federal Reserve was finished with its aggressive campaign to raise key short-term interest rates to slow our economy and keep inflation at bay. Numerous economic measures, together with the highest oil prices in a decade, signaled that the economy was indeed slowing, paving the way for slightly lower interest rates. The yield curve was essentially flat to mildly inverted (a situation where short-term interest rates are higher than long-term interest rates) with the two-year U.S. Treasury Note yielding 5.97 percent and 30-year Treasury yielding 5.88 percent.

What has transpired over the past year in the financial markets is really quite stunning. The yield curve has steepened dramatically as the Federal Reserve has been on an aggressive campaign to lower short-term interest rates. The yields on the three-month and six-month T-bill have both fallen by nearly 400 basis points (4.00 percent). The yield on the two-year Treasury Note, which was just shy of
6.00 percent a year ago, has declined over 300 basis points (3.00 percent) to below 3.00 percent. The difference between the yield on the two-year Treasury Note and the 30-year Treasury Bond has gone from a mildly inverted position at this time last year to a very steep position this year. Additionally, the yields offered by many large, high-quality issuers of commercial paper have fallen markedly, from around six and one-half percent a year ago to less than three percent currently.

This past quarter, the total return of the three-month T-bill was only 1.08 percent, a function of the big decline in interest rates over the past year, particularly on the front end of the yield curve. Short rates were shocked even lower after the tragic events of September 11th. For example, during the past quarter alone the yield on the three-month T-bill declined 1.28 percent while the yield on the six-month T-bill and two-year Treasury Note declined 1.27 percent and 1.39 percent, respectively. As of September 30, 2001, the yields on the three-month T-bill, six-month T-bill and two-year Treasury Note stood at
2.37 percent, 2.34 percent and 2.85 percent, respectively - near the lowest levels we've seen in 40 years.

The investment approach of the Advantus Money Market Fund continues to be conservative and straightforward. While attractive yields are hard to come by in the currently low interest rate environment, we will not compromise the Fund's safety and liquidity to marginally enhance returns. Principal preservation and minimal credit risk remains our overriding philosophy. With that said, we do use our view on Fed policy and interest rates, an output of the top-down part of our fixed income investment process, to help us manage the Fund's days to maturity. With short-term rates at such low levels, we are generally staying shorter than the industry average as it relates to the Fund's days to maturity.

We feel that high-quality U.S. corporate commercial paper should always be considered as a sound alternative for investors seeking a high degree of safety and liquidity for a portion of their portfolios. The Advantus Money Market Fund has over 94 percent of its assets invested in high quality corporate commercial paper (i.e., commercial paper that is rated A-1 or higher by Standard and Poor's and P-1 by Moody's). In addition, the Portfolio's holdings are well diversified over a variety of stable industries. While money market returns are currently low, investors should still be mindful that money market funds provide excellent liquidity and stability during periods of high volatility.

OUTLOOK
The world changed on September 11th and so did the fixed income market we once new. Interest rate levels are extremely low and under normal situations one would expect them to begin to move higher in the months ahead. These are not normal times, however. As certain sectors of our economy slip further into recession, the Federal Reserve will continue to ease, and interest rates are likely to remain low for a while. Eventually their efforts will bolster the economy but the timing of the improvement appears that it will not occur until sometime into next year. Meanwhile, money market funds, while providing investors with a safe haven, will continue to post relatively low returns over the foreseeable future.

* Historical performance is not an indication of future performance. Investment returns will fluctuate.

[CHART]

AVERAGE DAYS TO MATURITY

                     NUMBER OF DAYS
       10/3/00             47
      10/10/00             54
      10/24/00             57
      10/31/00             52
       11/7/00             53
      11/14/00             49
      11/21/00             48
      11/28/00             44
       12/5/00             40
      12/12/00             65
      12/19/00             72
      12/26/00             71
        1/2/01             65
        1/9/01             61
       1/16/01             62
       1/30/01             53
        2/6/01             56
       2/13/01             54
       2/20/01             54
       2/27/01             55
        3/6/01             56
       3/13/01             56
       3/20/01             53
       3/27/01             51
        4/3/01             45
       4/10/01             47
       4/17/01             41
       4/24/01             49
        5/1/01             47
        5/8/01             41
       5/22/01             42
       5/29/01             44
        6/5/01             46
       6/12/01             44
       6/19/01             39
       6/26/01             36
        7/3/01             30
       7/10/01             47
       7/17/01             57
       7/31/01             50
        8/7/01             46
       8/14/01             46
       8/21/01             42
       8/28/01             39
        9/4/01             40
       9/11/01             35
       9/18/01             36
       9/25/01             45

[CHART]

SEVEN-DAY COMPOUND YIELD*

                    PERCENTAGE
        10/3/00          5.12%
       10/10/00          6.35%
       10/24/00          5.50%
       10/31/00          6.73%
        11/7/00          5.23%
       11/14/00          5.84%
       11/21/00          5.58%
       11/28/00          6.20%
        12/5/00          6.23%
       12/12/00          5.91%
       12/19/00          5.84%
       12/26/00          5.63%
         1/2/01          5.39%
         1/9/01          6.54%
        1/16/01          5.54%
        1/30/01          5.17%
         2/6/01          5.18%
        2/13/01          4.94%
        2/20/01          5.26%
        2/27/01          6.29%
         3/6/01          4.90%
        3/13/01          4.64%
        3/20/01          4.48%
        3/27/01          4.55%
         4/3/01          4.34%
        4/10/01          4.53%
        4/17/01          4.64%
        4/24/01          4.39%
         5/1/01          4.17%
         5/8/01          4.04%
        5/22/01          4.06%
        5/29/01          4.29%
         6/5/01          4.27%
        6/12/01          4.12%
        6/19/01          3.56%
        6/26/01          3.38%
         7/3/01          3.10%
        7/10/01          2.67%
        7/17/01          2.81%
        7/31/01          3.02%
         8/7/01          3.41%
        8/14/01          3.25%
        8/21/01          3.12%
        8/28/01          2.94%
         9/4/01          3.06%
        9/11/01          3.00%
        9/18/01          2.74%
        9/25/01          2.27%

The seven-day compound yield is computed by determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven calendar day period, dividing that change by seven, adding one to the quotient, raising the sum to the 365th power and subtracting one from the result.

* Historical performance is not an indication of future performance. Investment returns will fluctuate.

                                                     ADVANTUS MONEY MARKET FUNND
                                                       INVESTMENTS IN SECURITIES
                                                              SEPTEMBER 30, 2001

           (Percentages of each investment category relate to total net assets.)

PRINCIPAL                                                                              RATE          MATURITY        VALUE(a)
---------                                                                              -----         --------      -----------
COMMERCIAL PAPER (94.0%)
  BASIC MATERIALS (13.8%)
     Chemicals (8.2%)
   $1,500,000   EI Dupont De Nemours & Company                                         3.046%        10/05/01      $ 1,499,499
    2,000,000   PPG Industries, Inc.                                                   3.537%        10/01/01        2,000,000
                                                                                                                   -----------
                                                                                                                     3,499,499
                                                                                                                   -----------
     Paper and Forest (5.6%)
    2,401,000   Kimberly-Clark Corporation (c)                                         3.682%        10/11/01        2,398,581
                                                                                                                   -----------
   CAPITAL GOODS (4.7%)
     Electrical Equipment (4.7%)
    2,000,000   Emerson Electric Company (c)                                           2.541%        10/23/01        1,996,942
                                                                                                                   -----------
   COMMUNICATION SERVICES (4.7%)
     Telephone (4.7%)
    2,000,000   Bellsouth Corporation (c)                                              3.484%        10/09/01        1,998,474
                                                                                                                   -----------
   CONSUMER CYCLICAL (5.6%)
     Publishing (5.6%)
    2,400,000   Tribune Company (c)                                                    3.459%        10/17/01        2,396,367
                                                                                                                   -----------
   CONSUMER STAPLES (10.9%)
     Beverage (10.9%)
    2,700,000   Anheuser-Busch Companies, Inc. (c)                                     3.802%        04/03/02        2,649,214
    2,000,000   Coca-Cola Company                                                      2.444%        11/27/01        1,992,396
                                                                                                                   -----------
                                                                                                                     4,641,610
                                                                                                                   -----------
   FINANCIAL (36.4%)
     Auto Finance (8.2%)
    2,300,000   Ford Motor Credit Corporation                                          3.630%        11/30/01        2,286,355
    1,200,000   General Motors Acceptance Corporation                                  3.877%        04/02/02        1,177,118
                                                                                                                   -----------
                                                                                                                     3,463,473
                                                                                                                   -----------
     Commercial Finance (5.4%)
    2,300,000   General Electric Capital Corporation                                   3.482%        10/18/01        2,296,276
                                                                                                                   -----------
     Commercial Mortgage-Backed Securities (5.6%)
    2,400,000   Asset Securitization Corporation (c)                                   3.507%        10/10/01        2,397,926
                                                                                                                   -----------
     Consumer Finance (17.2%)
    1,400,000   Ciesco Limited Partnership                                             3.568%        10/05/01        1,399,453
    2,000,000   Delaware Funding (c)                                                   3.559%        10/15/01        1,997,273
    2,500,000   Receivables Capital Corporation (c)                                    3.714%        10/15/01        2,496,443
    1,400,000   Verizon Global Funding                                                 3.586%        10/24/01        1,396,844
                                                                                                                   -----------
                                                                                                                     7,290,013
                                                                                                                   -----------

           See accompanying notes to investments in securities.

                                        5

PRINCIPAL                                                                                RATE        MATURITY        VALUE(a)
---------                                                                                -----       --------      -----------
UTILITIES (17.9%)
     Electric Companies (13.2%)
   $2,200,000   Baltimore Gas & Electric                                                 2.436%      10/05/01      $ 2,199,413
    2,400,000   Madison Gas & Electric Company                                           3.405%      10/10/01        2,397,987
    1,000,000   Potomac Electric Power Company                                           3.147%      10/03/01          999,828
                                                                                                                   -----------
                                                                                                                     5,597,228
                                                                                                                   -----------
     Natural Gas (4.7%)
    2,000,000   Nicor, Inc                                                               2.567%      04/01/02        1,974,721
                                                                                                                   -----------
               Total commercial paper (cost: $39,951,110)                                                           39,951,110
                                                                                                                   -----------

MONEY MARKET FUNDS (6.2%)
SHARES
------
  2,098,757    Federated Money Market Obligation Trust - Prime Obligation Fund,
               current rate 3.42%                                                                                    2,098,757
     18,003    Provident Institutional Fund - TempFund Portfolio, current rate 3.67%                                    18,003
    494,260    Wells Fargo & Company - Cash Investment Fund, current rate 3.62%                                        494,260
                                                                                                                   -----------
               Total short-term securities (cost: $2,611,020)                                                        2,611,020
                                                                                                                   -----------
               Total investments in securities (cost: $42,562,130) (b)                                             $42,562,130
                                                                                                                   ===========

Notes to Investments in Securities
----------------------------------
(a) Securities are valued by procedures described in note 1 to the financial statements.
(b) Also represents the cost of securities for federal income tax purposes at September 30, 2001.
(c) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Board of Directors.

              See accompanying notes to investments in securities.

                                             STATEMENT OF ASSETS AND LIABILITIES
                                                              SEPTEMBER 30, 2001

                                                          ASSETS
Investments in securities, at amortized cost - see accompanying schedule for
 detailed listing (identified cost: $42,562,130)                                                        $42,562,130
Receivable for Fund shares sold                                                                             106,835
Accrued interest receivable                                                                                  10,626
                                                                                                        -----------
     Total assets                                                                                        42,679,591
                                                                                                        -----------
                                                        LIABILITIES
Payable for Fund shares redeemed                                                                            155,014
Dividends payable to shareholders                                                                             9,801
Payable to Adviser                                                                                           30,764
Other payables                                                                                                  644
                                                                                                        -----------
     Total liabilities                                                                                      196,223
                                                                                                        -----------
Net assets applicable to outstanding capital stock                                                      $42,483,368
                                                                                                        ===========
Represented by:
   Capital stock - authorized 10 billion shares of $ 01 par value; outstanding
   42,483,368 shares                                                                                    $   424,834
   Additional paid-in capital                                                                            42,058,534
                                                                                                        -----------
     Total - representing net assets applicable to outstanding capital stock                            $42,483,368
                                                                                                        ===========
Net asset value per share                                                                               $      1.00
                                                                                                        ===========

                 See accompanying notes to financial statements.

ADVANTUS MONEY MARKET FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2001

Investment income:
   Interest                                                                                             $ 2,268,976
                                                                                                        -----------
Expenses (note 3):
   Investment advisory fee                                                                                  214,125
   Rule 12b-1                                                                                               107,067
   Administrative services fee                                                                               61,200
   Transfer agent and shareholder services fees                                                             230,313
   Custodian fees                                                                                            12,042
   Auditing and accounting services                                                                          16,189
   Legal fees                                                                                                 8,537
   Directors' fees                                                                                              769
   Registration fees                                                                                         25,585
   Printing and shareholder reports                                                                          30,584
   Insurance                                                                                                  1,178
   Other                                                                                                      4,390
                                                                                                        -----------
       Total expenses                                                                                       711,979
   Less fees and expenses waived or absorbed by Adviser and Distributor:
     Rule 12b-1 fees                                                                                       (107,067)
     Other absorbed fees                                                                                   (240,900)
                                                                                                        -----------
       Total fees and expenses waived or absorbed                                                          (347,967)
                                                                                                        -----------
       Total net expenses                                                                                   364,012
                                                                                                        -----------
       Investment income - net                                                                            1,904,964
                                                                                                        -----------
   Net increase in net assets resulting from operations                                                 $ 1,904,964
                                                                                                        ===========

                 See accompanying notes to financial statements.

                                                     ADVANTUS MONEY MARKET FUNND
                                            STATEMENTS OF CHANGES IN NET ASSETS
                                 FOR THE YEARS ENDED SEPTEMBER 30, 2001 AND 2000

                                                                                          2001              2000
                                                                                       -----------      -----------
Operations:
   Investment income - net                                                             $ 1,904,964      $ 2,134,367
                                                                                       -----------      -----------
       Increase in net assets resulting from operations                                  1,904,964        2,134,367
                                                                                       -----------      -----------
Distributions to shareholders from net investment income                                (1,904,964)      (2,134,367)
                                                                                       -----------      -----------
Capital share transactions at a constant net asset value of $1 00 (note 3):
   Proceeds from sales                                                                  66,749,910      115,136,100
   Proceeds from issuance of shares as a result of
     reinvested dividends                                                                1,869,131        2,073,475
   Payments for redemption of shares                                                   (68,323,524)    (116,224,480)
                                                                                       -----------      -----------
       Increase in net assets from capital share transactions                              295,517          985,095
                                                                                       -----------      -----------
       Total increase in net assets                                                        295,517          985,095
Net assets at beginning of year                                                         42,187,851       41,202,756
                                                                                       -----------      -----------
Net assets at end of year                                                              $42,483,368      $42,187,851
                                                                                       ===========      ===========

                 See accompanying notes to financial statements.

ADVANTUS MONEY MARKET FUNND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2001

(1)   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      The Advantus Money Market Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund's investment objective is to seek a high level of current income consistent with preservation of capital and maintenance of liquidity.

      The significant accounting policies of the Fund are summarized as follows:

   USE OF ESTIMATES

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

   INVESTMENTS IN SECURITIES

      All securities are valued at the close of each business day. Pursuant to Rule 2a-7 of the Investment Company Act of 1940 (as amended), all securities are valued at amortized cost which approximates market value, in order to maintain a constant net asset value of $1.00. However, there is no assurance that the Fund will mainain the $1.00 NAV.

      Security transactions are accounted for on the date the securities are purchased or sold. Interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

   FEDERAL TAXES

      The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

      Net investment income may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

   DISTRIBUTIONS TO SHAREHOLDERS

      Dividends from net investment income are declared daily and paid monthly in cash or reinvested in additional shares. Capital gains, if any, are paid annually.

(2)   INVESTMENT SECURITY TRANSACTIONS

      For the year ended September 30, 2001, purchases of securities and proceeds from sales aggregated $560,388,141 and $559,957,497, respectively.

(3)   EXPENSES AND RELATED PARTY TRANSACTIONS

      The Fund has an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital or the Adviser), a wholly-owned subsidiary of Minnesota Life Insurance Company (Minnesota Life). Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .50 percent.

      The Fund has adopted a Plan of Distribution relating to the payment of certain expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Plan provides for a service fee up to .25 percent of average daily net assets to be paid to Securian Financial Services, Inc. (Securian), the underwriter of the Fund and wholly-owned subsidiary of Advantus Capital, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. Securian is currently waiving all of the Rule 12b-1 fees.

      The Fund has engaged PFPC Global Fund Services to act as its transfer agent, dividend disbursing agent and redemption agent and bears the expenses of such services.

      The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reports, legal, auditing and accounting services, organizational costs and other miscellaneous expenses.

      The Fund has entered into a shareholder and administrative services agreement with Minnesota Life. Under this agreement, the Fund pays a shareholder services fee, equal to $5 per shareholder account annually, to Minnesota Life for shareholder services which Minnesota Life provides. The Fund also pays Minnesota Life an administrative services fee equal to $5,100 per month for accounting, auditing, legal and other administrative services which Minnesota Life provides.

      Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital. Advantus Capital has voluntarily agreed to absorb all fund costs and expenses which exceed .85% of the avereage daily net assets. During the year ended September 30, 2001, Advantus Capital voluntarily agreed to absorb $240,900 in expenses which were otherwise payable by the Fund, in addition to the waived 12b-1 fees described above.

      As of September 30, 2001, Minnesota Life and subsidiaries and the directors and officers of the Fund as a whole owned 6,365,367 shares or 15.0 percent of the Fund's total shares outstanding.

      Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $6,875.

(4)   FINANCIAL HIGHLIGHTS

                                                                         YEAR ENDED SEPTEMBER 30,
                                                       --------------------------------------------------------------
                                                          2001         2000         1999         1998         1997
Net asset value, beginning of year                     $   1.00     $   1.00     $   1.00      $   1.00     $   1.00
                                                       --------     --------     --------      --------     --------
Income from investment operations:
  Net investment income                                     .04          .05          .04           .05          .05
                                                       --------     --------     --------      --------     --------
   Total from investment operations                         .04          .05          .04           .05          .05
                                                       --------     --------     --------      --------     --------
Less distributions:
  Dividends from net investment income                     (.04)        (.05)        (.04)         (.05)        (.05)
                                                       --------     --------     --------      --------     --------
   Total distributions                                     (.04)        (.05)        (.04)         (.05)        (.05)
                                                       --------     --------     --------      --------     --------
Net asset value, end of year                           $   1.00     $   1.00     $   1.00      $   1.00     $   1.00
                                                       ========     ========     ========      ========     ========
Total return (a)                                           4.56%        5.33%        4.24%         4.78%        4.69%
Net assets, end of year (in thousands)                 $ 42,483     $ 42,188     $ 41,203      $ 60,901     $ 54,491
Ratio of expenses to average daily
  net assets (b)                                            .85%         .85%         .85%          .85%         .85%
Ratio of net investment income to average
  daily net assets (b)                                     4.45%        5.21%        4.17%         4.68%        4.61%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value.
(b) The Fund's Adviser and Distributor voluntarily waived or absorbed $347,967, $381,551, $371,434, $323,639 and $288,928 and in expenses for the years ended September 30, 2001, 2000, 1999, 1998, and 1997. If the Fund had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.66%, 1.78%, 1.56%, 1.41% and 1.43%, respectively, and the ratio of net investment income to average daily net assets would have been 3.64%, 4.28%, 3.46%, 4.12% and 4.03%, respectively.

                                                    INDEPENDENT AUDITORS' REPORT
The Board of Directors and Shareholders
Advantus Money Market Fund, Inc.:

      We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Advantus Money Market Fund, Inc. (the Fund) as of September 30, 2001 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2001 and the results of its operations, changes in its net assets and the financial highlights, for the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

                                             KPMG LLP

Minneapolis, Minnesota
November 9, 2001

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

      The following information for federal income tax purposes is presented as an aid to shareholders in reporting the distributions paid by the Fund in the fiscal year ended September 30, 2001. Dividends for the 2001 calendar year will be reported to you on Form 1099-Div in late January 2002. Shareholders should consult a tax adviser on how to report these distributions for state and local purposes.

                                                                PER
PAYABLE DATE                                                   SHARE
------------                                                   -----
Income distributions - taxable as dividend income,
none qualifying for deductions by corporations.
October 31, 2000                                             $ .0050
November 30, 2000                                              .0047
December 31, 2000                                              .0047
January 31, 2001                                               .0049
February 28, 2001                                              .0040
March 31, 2001                                                 .0038
April 30, 2001                                                 .0036
May 31, 2001                                                   .0035
June 30, 2001                                                  .0031
July 31, 2001                                                  .0025
August 31, 2001                                                .0027
September 30, 2001                                             .0022
                                                             -------
                                                             $ .0447
                                                             =======

                                                            SHAREHOLDER SERVICES

      The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that may apply.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same share class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make twelve exchanges each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange within the calendar year.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive a check at specified intervals from your fund account subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DIVIDEND DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE EXCHANGE: You may move money from one Advantus account to any other Advantus account you own (with identical registrations within the same share class) just by calling our toll-free number. The Telephone Exchange privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange may be changed (added/deleted) at any time by submitting a request in writing.

SYSTEMATIC EXCHANGE: You may move a set amount of money monthly or quarterly from one Advantus Fund to another Advantus Fund (with identical registrations within the same share class) to diversify your investment portfolio and take advantage of "dollar-cost averaging".

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Life insurance premiums from your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge, if any.

AUTOMATIC INVESTMENT PLAN: This special purchase plan enables you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a #Shareholder Services - continuedprofit, nor does it prevent loss in declining markets.) The Automatic Investment Plan allows you to invest automatically monthly, semi-monthly or quarterly from your checking or savings account.

IRAS, OTHER QUALIFIED PLANS: You can use the Advantus Family of Funds for your Traditional, Roth or Education Individual Retirement Account or other qualified plans including: SEP IRA's, SIMPLE IRA's, Profit Sharing, 401(k) Money Purchase or Defined Benefit plans.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account or wire transferred to your bank of record for the account. Wire transfers are for amounts over $500. The prevailing wire charge will be added to the withdrawal amount. The Telephone Redemption privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Redemption may be changed (added/deleted) at any time by submitting a request in writing. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate and quarterly statements to help you track all of your Advantus Fund investments and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Advantus Shareholder Services, call 1-800-665-6005. Advantus Account Representatives are available Monday through Friday from 7:30 a.m. to 5:15 p.m. Central Time. Our voice response system is available 24 hours, seven days a week. This system allows you to access current net asset values, account balances and recent account activity.

INTERNET ADDRESS:  www.AdvantusFunds.com

HOW TO INVEST
You can invest in one or more of the eleven Advantus Funds through a local Registered Representative of Securian Financial Services, Inc., distributor of the Funds. Contact your representative for information and a prospectus containing more complete information including charges and expenses, for any of the Advantus Funds you are interested in. Read the prospectus carefully before investing. To find a Registered Representative near you, call the toll-free service line (1-800-665-6005) or visit www.AdvantusFunds.com.

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Automatic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER
Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management. (For the Advantus International Balanced Fund, Inc., Advantus Enterprise Fund, Inc., and Advantus Venture Fund, Inc., the sub-adviser, Templeton Investment Counsel, Inc., Credit Suisse Asset Management, LLC, and State Street Research & Management Company, respectively, selects the Fund's investments.)

Advantus Capital Management, Inc. manages twelve mutual funds containing $2.1 billion in assets in addition to $9.9 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 15 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund

Advantus Horizon Fund

Advantus Spectrum Fund

Advantus Enterprise Fund

Advantus Cornerstone Fund

Advantus Money Market Fund

Advantus Mortgage Securities Fund

Advantus International Balanced Fund

Advantus Venture Fund

Advantus Index 500 Fund

Advantus Real Estate Securities Fund

     THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
       TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                     [LOGO ADVANTUS(TM) CAPITAL MANAGEMENT]

                             Distributed by:
                             SECURIAN FINANCIAL SERVICES, INC.
                             Securities Dealer, Member NASD/SIPC.
                             Registered Investment Advisor

                             400 Robert Street North, St. Paul, MN 55101-2098 1.888.237.1838
                             2001-1030-30104N

SECURIAN FINANCIAL SERVICES, INC.                            PRESORTED STANDARD
400 ROBERT STREET NORTH                                       U.S. POSTAGE PAID
ST. PAUL, MN 55101-2098                                         ST. PAUL, MN
                                                               PERMIT NO. 3547
ADDRESS SERVICE REQUESTED












F.48643 Rev. 11-2001